                                                                 EXHIBIT 10.23

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

No. [___]

                                                      Warrant to Purchase Shares
                                                                 of common stock


                       WARRANT TO PURCHASE COMMON STOCK

                                      OF

                             PURCHASEPRO.COM, INC.

    In consideration of the sum of ten dollars ($10.00) previously paid to PURCHASEPRO.COM, INC., a Nevada corporation (the "Company"), receipt and sufficiency of which are hereby acknowledged, this certifies that, for value received, Sprint Communications Company, L.P. or its registered assigns ("Holder") is entitled, subject to the terms and conditions set forth below, to purchase from the Company, in whole or in part that number of fully paid and nonassessable shares of the common stock, par value $0.01 per share, of the Company (the "Warrant Shares") as set forth in Section 2 below and at a purchase price per share (the "Exercise Price") as set forth in Section 2 below. This Warrant is being issued pursuant to that certain Warrant Purchase Agreement, of even date herewith. The term "Warrant" as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

     1.   Term of Warrant; Vesting.
          -------------------------

     (a) Subject to the terms and conditions set forth herein, this Warrant shall be exercisable in accordance with the provisions contained in Section 2 hereof, and ending at 5:00 p.m., Pacific time, June 30, 2001 (the "Exercise Period"), and shall be void thereafter.

     (b) This Warrant is issued pursuant to a Warrant Purchase Agreement between the Company and initial Holder. Section 2 of that Agreement provides that the Company and initial Holder shall enter into a mutually agreeable Strategic Marketing Partner Agreement. The right to purchase Warrant Shares pursuant to this Warrant shall vest and become exercisable during the Exercisable Period in accordance with the following schedule:

          (i) 900,000 Warrant Shares shall immediately vest. This Warrant shall become exercisable for such Warrant Shares twelve (12) months from the date of the signing of the Agreement by Company; and

          (ii) Up to 900,000 Warrant Shares shall vest pursuant to this Section 1(b)(ii) based upon the amount of incremental net revenue received by the Company, after payment of applicable commissions, from the sale pursuant to the Agreement of new customer subscriptions to access and use Company's web-based eCommerce procurement solution ("New Customer Net Revenue"). The vesting calculation under this Section 1(b)(ii) shall be calculated each consecutive quarter year (each, a "Quarter"), beginning with the three month period ended on April 30, 2000 and ending with the three month period ended April 30, 2001. The number of Warrant Shares vesting each Quarter pursuant to this Section 1(b)(ii) shall be equal to (1) the annualized New Customer Net Revenue for that Quarter less 12% (i.e., deducting for a one percent (1%) per month attrition rate), divided by (2) $45.00, rounded to the nearest whole share. The maximum number of Warrant Shares that may vest pursuant to this Section 1(b)(ii) on a cumulative basis is 900,000, in the aggregate. This Warrant shall become exercisable as to the Warrant Shares vesting pursuant to this Section 1(b)(ii) on the sooner of (1) twelve (12) months from the date of the signing of the Agreement by Company or (2) the last day of the Quarter in which Holder has earned the vesting of all 900,000 Warrant Shares subject to this Section 1(b)(ii). Company shall provide Holder with a vesting notice under this Section 1 (b)(ii) within 45 days after the end of such Quarter. All amounts under this Section 1
     (b)(ii) shall be determined reasonably by the Company in good faith.

2.   Number of Shares, Exercise Price.
     ---------------------------------

     (a) This Warrant shall be exercisable for up to one million eight hundred thousand (1,800,000) shares of common stock of the Company vested in accordance with Section 1(b)(i) and Section 1(b)(ii), as applicable, at an exercise price per share equal to $143.688 per share (the "Exercise Price"), as adjusted to reflect any stock dividend, stock split or other conversion of the number of shares of the Company into a different number of shares, however denominated and as adjusted pursuant to Section 1 hereof.

3.   Exercise of Warrant.
     --------------------

     (a) This Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) during the Exercise Period and: (x) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America or (y) pursuant to a net issuance election in accordance with Section 3(b) hereof. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable, and in any event within ten (10) days, thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the

Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of common stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares. However, the number of Warrant Shares shall be adjusted to reflect any stock dividend, stock split or other conversion of the number of shares of the Company into a different number of shares, however denominated.

     (b) In lieu of exercising this Warrant pursuant to Section 3(a), the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the Net Issue Election Notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X = Y (A-B)
    ---------
       A
where

    X = the number of shares to be issued to the Holder pursuant to this Section
        3(b).

    Y = the number of shares of Common Stock otherwise issuable under this Warrant (as adjusted to the date of such calculation).

    A = the closing stock price of one share of the Company's common stock as reported by the Nasdaq national market the business day immediately prior to the Exercise Date (as defined below).

    B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 3(b).

This Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of this Section 3, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the terms of this Warrant.

     (c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above (the "Exercise Date"), and the person entitled to receive the shares of common stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within three (3) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

     4.     No Fractional Shares or Scrip. No fractional shares or scrip
            -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     5.     Replacement of Warrant. On receipt of evidence reasonably
            -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     6.     Rights of Stockholders. The Holder of this Warrant shall not be
            -----------------------
entitled to vote or receive dividends or be deemed the holder of commnon stock nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

     7.     Transfer of Warrant
            -------------------

     (a)     Warrant Register. The Company will maintain a register (the
             -----------------
"Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

     (b)    Warrant Agent. The Company may, by written notice to the Holder,
            --------------
appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the common stock, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

     (c)    Transferability and Nonnegotiability of Warrant. This Warrant may
            ------------------------------------------------
not be transferred or assigned in whole or in part (1) separate from the Agreement (i.e., the Holder must also be a party, directly or by way of assignment, to the Agreement) and (2) without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of this Warrant (or any portion thereof) or any shares of common stock issued upon exercise hereof (i) in compliance with Rule 144 or Rule 144A of the Act, or (ii) by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing, provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 7(c). In addition, if the holder of the Warrant (or any portion thereof) or any common stock issued upon exercise hereof delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Warrant or common stock shall require registration under the Act, the Company shall, upon such contemplated transfer, promptly deliver new documents/certificates for such Warrant or common stock that do not bear the legend set forth in Section 7(e)(ii) below. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

     (d)    Exchange of Warrant Upon a Transfer. On surrender of this Warrant
            ------------------------------------
for exchange, property endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

     (e)    Compliance with Securities Laws
            -------------------------------

            (i) The initial Holder of this Warrant represents and warrants to the Company that it is an accredited investor under the Act. The initial Holder represents and warrants to the Company that it has all of the information necessary for it to evaluate an investment in the Company's securities.

            (ii) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of common stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of common stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws. Upon the exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of common stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

            (iii) This Warrant and all shares of common stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGIS- TERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT, COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

            (iv) The Company agrees to remove promptly, upon the request of the holder of this Warrant and Securities issuable upon exercise of the Warrant, the legend set forth in Section 7(e)(ii) above from the documents/certificates for such securities upon full compliance with this Agreement and Rules 144 and 145.

     8.      Reservation of Stock. The Company covenants that during the term
             ---------------------
this Warrant is exercisable, the Company will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of common stock upon the exercise of this Warrant (including any adjustment in the number of Warrant Shares pursuant to Section 3(a) above). The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of common stock upon the exercise of this Warrant.

     9.      Registration Rights: Company Registration.
             ------------------------------------------

     (a) If the Company shall determine to register any of its securities either for its own account, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

           (i) promptly give to Holder written notice thereof; and

           (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 9(b) below, and in any underwriting involved therein, all or any part (in minimum increments of 100,000 Shares) of the Warrant Shares specified in a written request or requests, made by Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i)
above is mailed or delivered by the Company. Such written request may specify all or a part of Holder's Warrant Shares.

     (b)    Underwriting. If the registration of which the Company gives notice
            -------------
is for a registered public offering involving an underwriting, the Company shall so advise Holder as a part of the written notice given pursuant to Section 9(a)(i). In such event, the right of Holder to registration pursuant to this
Section 9 shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Warrant Shares in the underwriting to the extent provided herein. A Holder proposing to distribute its securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     Notwithstanding any other provision of this Section 9, if the representative of the underwriters advises the Company, in good faith, in writing, that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Warrant Shares from, or limit the number of Warrant Shares to be included in, the registration and underwriting. If the registration is the first Company-initiated registered offering of the Company's securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of securities (including Warrant Shares) to be included in the registration by the Company's stockholders (including the Holder), and such securities shall be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder, or the Company may exclude, to the extent so advised by the underwriters, such underwritten securities entirely from such registration. If such registration is the second or any subsequent Company-initiated registered offering of the Company's securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company's stockholders (including the Holder); provided, however, that the aggregate value of Warrant Shares to be included in such registration may not be so reduced to less than twenty-five percent (25%) of the total value of all securities included in such registration, to be apportioned pro rata among the holders of registrable securities according to the total amount of securities entitled to be included therein owned by each holder of registrable securities. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Warrant Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     If shares are so withdrawn from the registration or if the number of shares of Warrant Shares to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn.

     10.    Registration on Form S-3
            ------------------------

     (a) The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of Section 9, Holder shall have the right to request one or more registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Warrant Shares to be disposed of and the intended methods of disposition of such shares by Holder), provided, however, that the Company shall not be obligated to effect any such registration if (i) Holder proposes to sell Warrant Shares on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) in the event the Company shall furnish the certification described in paragraph 10(d)(ii) (but subject to the limitations set forth therein), or (iii) the Company has, within the six (6) month period preceding the date of such request already effected one registration on Form S-3 for the Holders pursuant to this Section 10.

     (b) If a request complying with the requirements of Section 10(a) hereof is delivered to the Company, the provisions of Sections 9(a)(i) and (ii) and Section 10(c) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 9(b) hereof shall apply to such registration.

     (c) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 10:

             (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

             (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

     (d) Subject to the foregoing clauses (i) and (ii), the Company shall file a registration statement covering the Warrant Shares so requested to be registered as soon as practicable after receipt of the request of Holder; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (c) above) the Company may not defer the filing for a period of more than one hundred eighty (ISO) days after receipt of the request of Holder, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

     11.     Expenses of Registration. All Registration Expenses (as defined
             -------------------------
herein) incurred in connection with any registration, qualification or compliance pursuant to Sections 9 and 10 hereof and reasonable fees of one counsel for Holder shall be borne by the Company. All Selling Expenses (as defined herein) relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf. "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Warrant, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel for the selling stockholders, blue sky fees and expenses, accounting fees and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of additional counsel for the stockholders. Registration Expenses do not include the compensation of regular employees of the Company, which shall be paid in any event by the Company. "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Warrant Shares and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

     12.    Amendments. This Warrant and any term hereof may be changed, waived,
            -----------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     13.    Miscellaneous.
            --------------

     (a) This Warrant shall be governed by the laws of the State of Nevada as applied to agreements entered into in the State of Nevada by and among residents of the State of Nevada.

     (b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party may collect the cost of attorney's fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party's rights hereunder.

     (c) The rights to cause the Company to register securities granted to a Holder by the Company under Section 10 may be transferred or assigned by Holder only to a transferee or assignee of not less than 100,000, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Warrant.

    (d) This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday or United States federally recognized Holiday, this expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the business day following such Saturday, Sunday or recognized Holiday.

    IN WITNESS WHEREOF, PURCHASEPRO.COM, INC. has caused this Warrant to be executed by its officers thereunto duly authorized.

    Dated: November __, 1999.


                                 HOLDER
                                 ------

                                 SPRINT, INC.


                                 By   /s/ Stephen J. Schyley
                                      -------------------------------

                                 Its  Director, Corporate Development
                                      -------------------------------

                                 PURCHASEPRO.COM, INC., a Nevada
                                 corporation


                                 By   /s/ Christopher P. Carton, Pres.
                                      --------------------------------
                                          Christopher P. Carton
                                          President/Chief Operating Officer/
                                          Secretary

                              NOTICE OF EXERCISE

To: PURCHASEPRO.COM, INC.

     (1) The undersigned hereby elects to purchase shares of common stock of PURCHASEPRO.COM INC., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

     (3) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:


                                     ---------------------------------------
                                                      (Name)


                                     ---------------------------------------
                                                      (Name)

     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                     ---------------------------------------
                                                      (Name)


-----------------                    ---------------------------------------
    (Date)                                            (Name)

                           NET ISSUE ELECTION NOTICE

To: PURCHASEPRO.COM INC.                              Date: ____________


     The undersigned hereby elects pursuant to the net issue provisions of
Section 3(b) to surrender the right to purchase ________ shares of Common Stock pursuant to this Warrant.

     (1) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

     (2) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:


                                             --------------------------------
                                                           (Name)


                                             --------------------------------
                                                           (Name)

     (3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


---------------------                        --------------------------------
       (Date)                                              (Name)


                                             --------------------------------
                                                         Signature


                                             Address:
                                                      -----------------------

                                                      -----------------------


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



                                ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of common stock set forth below:

  Name of Assignee                  Address                  No. of Shares
--------------------    --------------------------------     -------------




and does hereby irrevocably constitute and appoint Attorney to make such transfer on the books of PURCHASEPRO.COM, INC., maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


     Dated: __________, _____



                                          ------------------------------------
                                                    Signature of Holder


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